Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 1 dated as of March 14, 2017 (this “Amendment”), among ENTEGRIS, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and GOLDMAN SACHS BANK USA, as Administrative Agent.
Reference is made to the Term Credit and Guaranty Agreement dated as of April 30, 2014 (the “Credit Agreement”), among the Borrower, certain subsidiaries of the Borrower party thereto, as guarantors, the lenders party thereto (the “Existing Lenders”) and Goldman Sachs Bank USA, as Administrative Agent and Collateral Agent. Capitalized terms used but not otherwise defined in this Amendment have the meanings specified in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
The Borrower has requested the establishment on the Amendment No. 1 Effective Date (as defined below) of Refinancing Term Loans made to the Borrower (the “Tranche B Term Loans”), which Refinancing Term Loans will have the Maturity Date and all other terms (other than the Applicable Rate) that are substantially identical to those of the Original Tranche B Term Loans (as defined below).
Each Existing Lender whose name is set forth on Schedule 1.1(a) hereto (such Existing Lenders being collectively referred to as the “Converting Tranche B Term Lenders”) has agreed to make a Tranche B Term Loan on the Amendment No. 1 Effective Date by converting the principal amount of its Original Tranche B Term Loan set forth on such Schedule opposite its name into a Tranche B Term Loan in a like principal amount (such conversion being referred to as the “Conversion”), in each case on the terms and subject to the conditions set forth herein.
Each Person (which may include any Existing Lender) whose name is set forth on Schedule 1.1(b) hereto (such Persons being collectively referred to as the “New Tranche B Term Lenders” and, together with the Converting Tranche B Term Lenders, the “Tranche B Term Lenders”) has agreed to make a Tranche B Term Loan on the Amendment No. 1 Effective Date in a principal amount not to exceed the amount set forth on such Schedule opposite its name (such agreement being, with respect to each New Tranche B Term Lender, its “New Tranche B Term Commitment”), in each case on the terms and subject to the conditions set forth herein.
The Tranche B Term Loans to be made by any Converting Tranche B Term Lender will be made solely through the Conversion. The Tranche B Term Loans to be made by any New Tranche B Term Lender will be funded in cash in accordance with Sections 2.1(b) and 2.5 of the Amended Credit Agreement, and all the proceeds thereof received by the Borrower shall be applied on the Amendment No. 1 Effective Date to repay the entire principal amount of the Original Tranche B Term Loans that shall not have been converted into the Tranche B Term Loans pursuant to the Conversion. The repayment of the Original Tranche B Term Loans in accordance with this paragraph (including pursuant to the Conversion), together with the payment of all accrued and unpaid interest thereon through the Amendment No. 1 Effective Date, are collectively referred to as the “Refinancing”.

Goldman Sachs Lending Partners LLC has been appointed by the Borrower to act, and has agreed to act, as the sole lead arranger and sole bookrunner for the establishment of the Refinancing Term Loans as set forth herein and the other transactions contemplated hereby (in such capacities, the “Arranger”).
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.Tranche B Term Loans. (%3) Converted Tranche B Term Loans. The Borrower and each Converting Tranche B Term Lender agree that, on the Amendment No. 1 Effective Date, the aggregate principal amount of the Original Tranche B Term Loan of such Converting Tranche B Term Lender set forth opposite its name on Schedule 1.1(a) hereto shall convert into a Tranche B Term Loan in a like principal amount (and, upon such conversion, shall cease to be outstanding as an Original Tranche B Term Loan under the Amended Credit Agreement), and shall continue to be outstanding under the Amended Credit Agreement as a Tranche B Term Loan on the terms and conditions set forth therein. Each Converting Tranche B Term Lender agrees that the transactions contemplated by this Section 1(a) shall not be subject to Section 2.18(c) of the Credit Agreement.
(a)    New Tranche B Term Loans. Subject to the terms and conditions hereof and the Amended Credit Agreement, each New Tranche B Term Lender agrees to make, on the Amendment No. 1 Effective Date, a Tranche B Term Loan to the Borrower in a principal amount not to exceed its New Tranche B Term Commitment. The New Tranche B Term Commitment of each New Tranche B Term Lender shall terminate immediately and without any further action upon the making of its Tranche B Term Loan on the Amendment No. 1 Effective Date.
(b)    Tranche B Term Loans Generally. (%4) The terms of the Tranche B Term Loans made pursuant to Section 1(a) above shall be identical to those of the Tranche B Term Loans made pursuant to Section 1(b) above, and all such Loans shall constitute a single Class of Loans for all purposes of the Amended Credit Agreement and the other Credit Documents. In furtherance of the foregoing, effective as of the Amendment No. 1 Effective Date, for all purposes of the Amended Credit Agreement and the other Credit Documents, (A) the Tranche B Term Loans made pursuant to Section 1(a) and the Tranche B Term Loans made pursuant to Section 1(b) above shall be “Tranche B Term Loans” and “Loans” under the Amended Credit Agreement and (B) each Converting Tranche B Term Lender and each New Tranche B Term Lender shall be a “Lender” under the Amended Credit Agreement and the other Credit Documents and a “Term Lender” under the ABL Intercreditor Agreement.
(i)    The funding of the Tranche B Term Loans on the Amendment No. 1 Effective Date shall be made in the manner contemplated by Sections 2.1(b) and 2.5 of the Amended Credit Agreement, with Tranche B Term Loans made under Section 1(b) hereof to be made by New Tranche B Term Lenders proportionately to their respective New Tranche B Term Commitments; provided that the Tranche B Term

Loans arising from the Conversion shall not be required to be funded in accordance with such Sections 2.1(b) and 2.5 and shall instead be made solely by the conversion of the Original Tranche B Term Loans pursuant to Section 1(a) hereof.
(ii)    Notwithstanding anything to the contrary in the Amended Credit Agreement, on the Amendment No. 1 Effective Date the Tranche B Term Loans shall be of such Type as shall be specified therefor in the Funding Notice delivered under Section 3(c) hereof and shall have an initial Interest Period ending on March 31, 2017.
SECTION 2.    Amendments. Effective as of the Amendment No. 1 Effective Date:
(a)    The preliminary statement to the Credit Agreement is hereby amended and restated in its entirety as follows:
“On the Closing Date, the Lenders extended Original Tranche B Term Loans to the Borrower under the Original Credit Agreement in an aggregate principal amount of $460,000,000. Pursuant to Amendment No. 1, on the Amendment No. 1 Effective Date the Lenders party thereto made Tranche B Term Loans, or converted their Original Tranche B Term Loans into Tranche B Term Loans, and all the Original Tranche B Term Loans have ceased to be outstanding.”
(b)    Section 1.1 of the Credit Agreement is hereby modified by adding the following definitions in the appropriate alphabetical order:
“Amendment No. 1” means the Amendment No. 1 dated as of March 14, 2017, to this Agreement, among the Administrative Agent, the Credit Parties and the Lenders party thereto.
“Amendment No. 1 Effective Date” as defined in Amendment No. 1.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Original Credit Agreement” means this Agreement as in effect immediately prior to the effectiveness of Amendment No. 1 on the Amendment No. 1 Effective Date.
“Original Tranche B Term Loan” means a Tranche B Term Loan as defined in the Original Credit Agreement before giving effect to Amendment No. 1.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(c)    Section 1.1 of the Credit Agreement is hereby modified by amending and restating in their entirety the definitions set forth below as follows:
“Closing Date” means the date on which the conditions specified in Section 3 of the Original Credit Agreement were satisfied, which date is acknowledged to be April 30, 2014.
“Tranche B Term Loan” means (a) prior to the Amendment No. 1 Effective Date, an Original Tranche B Term Loan and (b) on and after the Amendment No. 1 Effective Date, a “Tranche B Term Loan” as defined in Amendment No. 1.
“Tranche B Term Loan Commitment” means, with respect to any Lender, (a) prior to the Amendment No. 1 Effective Date, the term “Tranche B Term Loan Commitment” as defined in the Original Credit Agreement and (b) on and after the Amendment No. 1 Effective Date, a “New Tranche B Term Loan Commitment” as defined in Amendment No. 1.

(d)    The definition of “Adjusted Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace the final proviso set forth therein with the following:
“; provided that, notwithstanding the foregoing, the Adjusted Eurodollar Rate shall at no time be less than zero”.
(e)    The definition of “Applicable Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace (i) the percentage “1.75%” in clause (i) thereof with the percentage “1.25%” and (ii) the percentage “2.75%” in clause (ii) thereof with the percentage “2.25%”.
(f)    The definition of “Base Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace the proviso set forth in the first sentence thereof with the following:
“; provided that, notwithstanding the foregoing, the Base Rate shall at no time be less than 1.00% per annum”.
(g)    The definition of “Defaulting Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended to delete the word “or” before clause (d), insert the word “or” immediately after clause (d) and insert a new clause (e) as follows:
“(e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action”.
(h)    The definition of “Excluded Taxes” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace the words “Section 2.20(g)” in subclause (c) thereof with the words “Section 2.20(f)”.
(i)    Section 2.1(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(i) Subject to the terms and conditions of the Original Credit Agreement, each lender party thereto agreed to make, and has made, on the Closing Date an Original Tranche B Term Loan to the Borrower in a principal amount not to exceed such lender’s Tranche B Term Loan Commitment. Subject to the terms and conditions set forth in Amendment No. 1, each Tranche B Term Lender party thereto agreed to make or to convert to, and has made or converted to, a Tranche B Term Loan on the Amendment No. 1 Effective Date. Any portion of any Tranche B Term Loan that is repaid or prepaid may not be reborrowed.”
(j)    Section 2.6 of the Credit Agreement is hereby modified to amend and restate the first sentence thereof in its entirety as follows:
“The Borrower will use the proceeds of the Tranche B Term Loans solely for the purposes specified in Amendment No. 1.”

(k)    Section 2.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows: “[Reserved]”.
(l)    Section 2.12(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a) Subject to Section 2.12(c), the Borrower shall repay Tranche B Term Borrowings on March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2017 and ending with the last such day to occur prior to the Tranche B Term Loan Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Original Tranche B Term Loans made on the Closing Date. To the extent not previously paid, all Tranche B Term Loans shall be due and payable on the Tranche B Term Loan Maturity Date.”
(m)    Section 2.12(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c) The Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans or Loans of any other Class in accordance with Section 2.15 (it being understood and agreed that any reduction, pursuant to Section 2.12(c) of the Original Credit Agreement, in the Installments (as defined in the Original Credit Agreement) in respect of the Original Tranche B Term Loans that were scheduled to be paid after the Amendment No. 1 Effective Date on account of any prepayments of the Original Tranche B Term Loans prior to the Amendment No. 1 Effective Date will apply to reduce, by an equivalent amount, the corresponding Installments in respect of the Tranche B Term Loans).”
(n)    Section 2.13(c) of the Credit Agreement is hereby amended (i) to replace the words “Closing Date” with the words “Amendment No. 1 Effective Date” and (ii) to add the following new sentence at the end of such Section:
“For purposes of determining whether a Repricing Event has occurred with respect to any Tranche B Term Loans, the original issue discount or upfront fees applicable to any Tranche B Term Loans outstanding on the Amendment No. 1 Effective Date shall be deemed to be zero basis points.”
(o)    Section 2.14(e) of the Credit Agreement is hereby amended and restated in its entirety as follows: “[Reserved]”.
(p)    Section 2.20 of the Credit Agreement is hereby amended to insert a new clause (i) at the end thereof as follows:
“(i) For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) the Tranche B Term Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
(q)    Section 2.20(f)(ii)(B) of the Credit Agreement is hereby amended to insert the words “or IRS Form W-8BEN-E, as applicable,” immediately after the words “IRS Form W-8BEN” in paragraphs (1), (3) and (4) thereof.
(r)    Section 2.24(b)(v) of the Credit Agreement is hereby amended to:
(i)    replace the words “Term B Term Loans” with the words “Tranche B Term Loans”;
(ii)    replace the words “Closing Date” with the words “Amendment No. 1 Effective Date”; and
(iii)    insert immediately before the proviso set forth therein the following words “(it being understood that the original issue discount or upfront fees applicable to any Tranche B Term Loans outstanding on the Amendment No. 1 Effective Date shall be deemed to be zero basis points)”.
(s)    Section 3 of the Credit Agreement is hereby modified by amending the lead-in paragraph thereof to add immediately after the words “to make any Credit Extension” the words “on the Closing Date”.
(t)    Section 6.4(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(f) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may repurchase common stock in the Borrower, provided that the aggregate amount of such repurchases shall not exceed the quotient obtained by dividing (i) the aggregate principal amount, without duplication, of all prepayments of the Original Tranche B Term Loans or the Tranche B Term Loans (other than, in each case, any prepayments pursuant to Section 2.14 or in connection with any other refinancing of any Original Tranche B Term Loans or any Tranche B Term Loans (including pursuant to Amendment No. 1 or on account of incurrence of any Permitted Credit Agreement Refinancing Indebtedness)) by (ii) three (such repurchases, “Permitted Stock Repurchases”);”.
(u)    Section 9.5(b) of the Credit Agreement is hereby amended to replace the phrase “and funding its Tranche B Term Loans on the Closing Date” with the phrase “and funding, or converting to, its Tranche B Term Loans on the Amendment No. 1 Effective Date”.
(v)    Section 10.6(c)(ii)(B) of the Credit Agreement is hereby amended (i) to add immediately after the words “Goldman Sachs” the words “(or its Affiliates)” and (ii)

to replace the words “credit facility established hereunder on the Closing Date” with the words “Tranche B Term Loans”.
(w)    Section 10 of the Credit Agreement is hereby modified by adding the following Section 10.25 at the end thereof:
“10.25. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”
SECTION 3.    Conditions to Effectiveness of this Amendment No. 1. This Amendment shall become effective on the first date (the “Amendment No. 1 Effective Date”) on which the following conditions shall have been satisfied or waived:
(a)    The Administrative Agent shall have received from the Borrower and each Tranche B Term Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic image scan transmission) that such party has signed a counterpart of this Amendment.
(b)    The Administrative Agent shall have received, in respect of the Borrower, a certificate of the Borrower executed by the secretary or an assistant secretary thereof attaching (i) a copy of each Organizational Document of the Borrower (or certifying that such Organizational Document of the Borrower provided on the Closing Date remains in full force and effect and without modification or amendment since the Closing Date), (ii) signature and incumbency certificates of the officer of the Borrower executing this Amendment, (iii) resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No. 1 Effective Date by such secretary or assistant secretary as being in full force and effect without modification or amendment, and (iv) a good standing certificate from the applicable Governmental Authority of the Borrower’s jurisdiction of organization, dated the Amendment No. 1 Effective Date or a recent date prior thereto, all in form and substance reasonably satisfactory to the Administrative Agent.
(c)    The Administrative Agent shall have received a fully completed and duly executed Funding Notice from the Borrower with respect to the Tranche B Term Loans.
(d)    The Administrative Agent shall have received a notice of prepayment under Section 2.13(a)(ii) of the Credit Agreement with respect to the Original Tranche B Term Loans to be prepaid as part of the Refinancing. Substantially contemporaneously with funding of the Tranche B Term Loans on the Amendment No. 1 Effective Date, (i) the Refinancing shall occur and (ii) the Borrower shall otherwise prepay all accrued and unpaid interest on the Original Tranche B Term Loans through the Amendment No. 1 Effective Date.
(e)    The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Borrower (and the Borrower hereby instructs such counsel to deliver such opinion to the Administrative Agent).
(f)    The Borrower shall have paid to the Arranger and the Administrative Agent all fees and expenses due and payable on or prior to the Amendment No. 1 Effective Date pursuant to the Credit Documents and any other agreement entered into by the Borrower and the Arranger to the extent invoiced at least one Business Days prior to the Amendment No. 1 Effective Date (or such later date as is reasonably agreed by the Borrower).
(g)    The Administrative Agent shall have received a customary closing certificate from the chief financial officer of the Borrower, in each case, dated the Amendment No. 1 Effective Date.
(h)    The Administrative Agent shall have received a duly executed letter of direction from the Borrower addressed to the Administrative Agent, on behalf of itself and the Lenders, directing the disbursement on the Amendment No. 1 Effective Date of the proceeds of the New Tranche B Term Loans to be made on such date.
(i)    At least one day prior to the Amendment No. 1 Effective Date, the Lenders shall have received all documentation and other information in respect of the

Borrower and each Subsidiary required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that shall have been requested in writing (which may be by email) at least three days prior to the Amendment No. 1 Effective Date.
SECTION 4.    Representations and Warranties. The Borrower represents and warrants as of the Amendment No. 1 Effective Date that:
(a)    This Amendment and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Borrower. This Amendment has been duly executed and delivered by the Borrower and is the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
(b)    As of the Amendment No. 1 Effective Date and after giving effect to the transactions contemplated hereby:
(i)    the representations and warranties of each Credit Party set forth in the Credit Documents are true and correct (A) in the case of the representations and warranties qualified as to materiality in the text thereof, in all respects and (B) otherwise, in all material respects, in each case on and as of the Amendment No. 1 Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date; provided that, for purposes of this clause, the term “Closing Date”, as used in Section 4.18 of the Credit Agreement, shall mean the Amendment No. 1 Effective Date.
(ii)    no Default or Event of Default shall have occurred and be continuing or would result therefrom.
SECTION 5.    Reaffirmation by the Borrower. The Borrower hereby unconditionally and irrevocably (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party, and (b) ratifies and reaffirms each grant of a Lien on its property previously made by it pursuant to the Credit Documents to which it is a party and confirms that such Liens continue to have full force and effect, in each case after giving effect to this Amendment and the amendments to the Credit Documents effected hereby, to secure the Obligations (including Obligations in respect of the Tranche B Term Loans) under the Credit Documents to which it is a party, subject to the terms thereof.
SECTION 6.    Certain Post-Closing Agreements. (%3) The Borrower shall cause, as promptly as practicable, and in any event within 30 days (or such longer period as the Administrative Agent may agree to in writing) after the Amendment No. 1 Effective Date, each of the Guarantor Subsidiaries to execute and deliver to the Administrative Agent a customary reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent.
(a)    The Borrower shall, or shall cause the applicable Credit Parties to, execute (where applicable) and deliver to the Administrative Agent, as promptly as practicable, and in any event within 60 days (or such longer period as the Administrative Agent may agree to in writing) after the Amendment No. 1 Effective Date, (1) an amendment to each of the Mortgages encumbering the Mortgaged Properties in form suitable for recording that shall provide that such Mortgage secures the Obligations (including Obligations in respect of the Tranche B Term Loans) and which shall be in form and substance reasonably satisfactory to the Administrative Agent, (2) a datedown (or equivalent) endorsement (or for any Mortgaged Property located in Texas, a T-38 endorsement, together with a nothing further certificate), in respect of mortgagee’s title policy in respect of each of the Mortgaged Properties reflecting that the applicable Mortgage (as amended) continues to provide a first priority lien on such Mortgaged Property (subject to Permitted Liens) and that there are no encumbrances affecting such Mortgaged Property except as permitted by Section 6.02 of the Amended Credit Agreement, and otherwise in form and substance reasonably satisfactory to the Administrative Agent and (3) such further documents, instruments, acts or agreements as the Administrative Agent may reasonably request to affirm, secure, renew or perfect the liens of the Mortgages.
(b)    The Borrower has informed the Administrative Agent that certain Restricted Subsidiaries have become Designated Subsidiaries. In connection with the foregoing, the Borrower shall cause the Collateral and Guarantee Requirement to be satisfied with respect to each of Entegris International Holdings IV LLC, Entegris International Holdings V LLC and Entegris International Holdings VI LLC (in each case, except if the Borrower shall have determined that any such Subsidiary is not a Designated Subsidiary and shall have notified the Administrative Agent of such determination) as promptly as practicable, and in any event within 60 days (or such longer period as the Administrative Agent may agree to in writing) after the Amendment No. 1 Effective Date.
SECTION 7.    Effect of Amendment. (%3) This Amendment constitutes a Credit Document. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Amended Credit Agreement.
(a)    The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents executed prior to the Amendment No. 1 Effective Date and all of the Collateral described therein do and shall continue in full force and effect to secure where they purport to do so the payment of all Obligations of the Credit Parties under the Credit Documents, in each case as amended by this Amendment.

(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
(c)    The parties hereto hereby acknowledge and agree that Schedule 1.1(a) shall be available for inspection by the Borrower or any Lender (if such Lender is a Converting Tranche B Term Lender and only with respect to any entry relating to such Converting Tranche B Term Lender’s Original Tranche B Term Loans) at any reasonable time and from time to time upon reasonable prior notice.
SECTION 8.    No Novation. The Borrower has requested, and the Lenders party hereto have agreed, that the Credit Agreement be, effective from the Amendment No. 1 Effective Date, amended as set forth herein. This Amendment shall not constitute a novation of any Indebtedness or other obligations owing to the Lenders or the Agents under the Credit Agreement.
SECTION 9.    Headings. Section headings herein are included for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
SECTION 10.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
SECTION 11.    Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
SECTION 12.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 13.    Notice Requirements Waived. The parties hereto hereby consent and agree that (a) notwithstanding anything to the contrary in Section 2.13(a)(ii) of the Credit Agreement, no prior notice shall be required with respect to the Original Tranche B Term Loans to be prepaid as part of the Refinancing and (b) notwithstanding anything to the contrary in Section 2.26(a) of the Credit Agreement, no prior notice shall be required with respect to this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS, INC.,
by
/s/ GREGORY B. GRAVES
Name: Gregory B. Graves
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1]

GOLDMAN SACHS BANK USA, individually and as Administrative Agent, by
/s/ CHARLES D. JOHNSTON
Name: Charles D. Johnston
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

EACH CONVERTING TRANCHE B TERM LENDER SET FORTH ON SCHEDULE 1.1(A) HERETO, BY GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT, PURSUANT TO THE EXPRESS AUTHORIZATION GRANTED TO THE ADMINISTRATIVE AGENT BY SUCH CONVERTING TRANCHE B TERM LENDER

by
/s/ CHARLES D. JOHNSTON
Name: Charles D. Johnston
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

GOLDMAN SACHS BANK USA, AS A NEW TRANCHE B TERM LENDER,
by
/s/ CHARLES D. JOHNSTON
Name: Charles D. Johnston
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

Schedule 1.1(a)
Converting Tranche B Term Lenders
On file with the Administrative Agent

Schedule 1.1(b)
New Tranche B Term Lenders

New Tranche B Term Lender	New Tranche B Term Commitment
Goldman Sachs Bank USA	$3,575,339.21